VANGUARD
SELECTED VALUE
FUND

[PHOTO]

SEMIANNUAL REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients. Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                     [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                   REPORT FROM
                                   THE ADVISER
                                        6

                               PERFORMANCE SUMMARY
                                        7

                                  FUND PROFILE
                                        8

                              FINANCIAL STATEMENTS
                                       10

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
JOHN J. BRENNAN               JOHN C.  BOGLE
CHAIRMAN & CEO                SENIOR CHAIRMAN

During a very rewarding six months for U.S. stocks, Vanguard Selected Value Fund earned a disappointing return of +7.1%, falling far short of the returns of its comparative benchmarks for the first half of the fund's 1999 fiscal year.

         The table below presents the fund's total return for the six months ended April 30, 1999, along with the returns of its two comparative benchmarks: the average mid-capitalization mutual fund and the unmanaged Russell Midcap Index. As you can see, our return was more than 16 percentage points behind the +23.2% return of our average peer and more than 11 percentage points below the +18.5% return of the mid-cap index. The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $10.23 per share on October 31, 1998, to $10.51 per share on April 30, 1999, adjusted for a dividend of $0.08 per share paid from net investment income and a distribution of $0.33 per share paid from net realized capital gains.

-------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                       SIX MONTHS ENDED
                                                        APRIL 30, 1999
-------------------------------------------------------------------------
Vanguard Selected Value Fund                                + 7.1%
-------------------------------------------------------------------------
Average Mid-Cap Fund                                        +23.2%
-------------------------------------------------------------------------
Russell Midcap Index                                        +18.5%
-------------------------------------------------------------------------

         Needless to say, the fund's performance for the half-year--and indeed since its inception in February 1996--is unsatisfactory. As we wrote to you on March 25, the Board of Trustees announced a change in Selected Value's portfolio manager, while retaining Barrow, Hanley, Mewhinney & Strauss as the fund's investment adviser. James P. Barrow, who is a founding partner and vice president of Barrow, Hanley and who manages a large portion of Vanguard Windsor II Fund, has assumed the investment management duties for the Selected Value Fund. After serious consideration, your Board decided that this change was appropriate in the endeavor to improve the fund's returns and to increase the predictability of the fund's performance relative to its mid-cap benchmarks.

         The fund will continue to seek long-term growth of capital and income and to concentrate on stocks with value characteristics, such as below-average price/earnings ratios and above-average dividend yields. It will remain a mid-cap fund, although we expect the median market capitalization of the corporations in the fund's portfolio to rise from the lower end of the mid-cap range toward the middle of the range ($3 billion to $5 billion). In addition, the fund will be somewhat more broadly diversified than in the past, though it is likely to be slightly more concentrated than its average peer.

         We are confident that the repositioning of the fund, which is nearly completed, is in the best long-term interests of shareholders. For more details on how the change in portfolio managers will affect Selected Value's makeup, see the adviser's report on page 6.

THE PERIOD IN REVIEW

A remarkable domestic economic environment--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the U.S. stock market's surge during the six months ended April 30. The overall stock market, as measured by the Wilshire 5000 Equity Index, gained +22.8%, just ahead of the +22.3% return of the best-known benchmark for large-cap stocks, the Standard & Poor's 500 Composite Stock Price Index.

         In contrast to the previous year, when large-cap growth stocks far outperformed large-cap value stocks, returns from these segments of the S&P 500 Index during the half-year were similar: +22.6% for growth stocks and +21.7% for value stocks. However, among mid-cap stocks, growth far outperformed value. The Russell Midcap Index returned +18.5% for the six months, but its value component was up just +13.1% while its growth segment gained +27.4%.

         The strength of the U.S. economy's expansion, which buoyed stock prices for the commodity sectors, was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Inflation is the bondholder's bane because it erodes the value of future interest and principal payments. (Inflation also erodes the value of future stock dividends and earnings, but stockholders, unlike bondholders, can hope to benefit if a general increase in the prices for goods and services also translates into higher corporate profits.)

         Interest rates rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield at the beginning of the period. As interest rates rise, bond prices decline. During the half-year, these price declines shaved 2.3 percentage points from the return of the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and resulting in a total return of +0.7%.

PERFORMANCE OVERVIEW

Vanguard Selected Value Fund's six-month return of +7.1% was less than one-third of the return of its average peer and, as we noted, more than 11 percentage points lower than the return of the Russell Midcap Index.

         Though our emphasis on mid-sized value stocks during the period partly explains our competitive shortfall, the major reason lay in poor stock selection, notably in the producer-durables and consumer-discretionary groups. Our picks among the auto & transportation, financial-services, and materials & processing sectors also hurt our relative performance. In addition, our relatively heavy commitment to the poorly performing health-care segment (averaging about 15% of net assets during the period, versus about 7% for the index) detracted from our results. Our shortfall versus the average mid-cap mutual fund was largely the result of our heavier concentration during the period on stocks that were, on average, much smaller--and more strongly value-oriented--than those held by our average peer.

         We believe that, under the direction of a new portfolio manager, our adviser's investment approach to selecting stocks with potential for long-term growth--combined with the built-in advantage of our low costs--will help the fund provide long-term returns that are fully competitive with those of similar mutual funds.

IN SUMMARY

This half-year was a difficult one for Vanguard Selected Value Fund. But it's important to remember that a fund's performance is best measured over years and decades rather than weeks or months. We are confident that the changes your Board has approved for

Selected Value will benefit long-term investors who include the fund in a balanced investment program of stock funds, bond funds, and money market funds. Once such a program is in place, we believe that sticking with it--"staying the course"--is a sound investment approach.

         We look forward to reporting to you on the full 1999 fiscal year six months hence.

/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Senior Chairman                             Chairman and
                                            Chief Executive Officer

May 17, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

         The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

---------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                            PERIODS ENDED APRIL 30, 1999
                                       ------------------------------------
                                       6 MONTHS      1 YEAR       5 YEARS*
---------------------------------------------------------------------------
STOCKS
  S&P 500 Index                           22.3%       21.8%        26.9%
  Russell 2000 Index                      15.2        -9.3         13.0
  Wilshire 5000 Index                     22.8        17.0         24.5
  MSCI EAFE Index                         15.4         9.8          9.0
---------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index              0.7%        6.3%         8.0%
  Lehman 10-Year Municipal Bond Index      1.5         7.1          7.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index              2.2         4.8          5.2
---------------------------------------------------------------------------
OTHER
  Consumer Price Index                     1.3%        2.3%         2.4%
---------------------------------------------------------------------------

*Annualized.

         The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

         U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

         Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

         Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

         Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

         Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

         The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

The first half of the fiscal year for Vanguard Selected Value Fund has been most disappointing in terms of our performance relative to market benchmarks. Our 7.1% return significantly lagged those of the S&P 500 Index (22.3%), the Russell Midcap Index (18.5%), and the average mid-cap mutual fund (23.2%). On the bright side, things have been on the mend for the past few weeks, and our recent performance has been reflective of the fund's benchmarks.

         Effective March 25, 1999, the Board of Trustees of the Selected Value Fund decided to reposition our fund in a more diversified mid-cap format in an effort to improve the predictability of the fund's performance relative to its comparative standards: the Russell Midcap Index and its peer group of mid-cap value funds.

         To implement this change, it was necessary to change managers and to make a number of shifts in portfolio holdings and adjustments to the fund's characteristics. While this process is not complete, it is well under way: So far, we have eliminated six holdings and initiated twelve new positions. Other changes will occur over the next quarter as market conditions allow. We are being careful not to sell securities that are depressed simply for the sake of housekeeping. We believe the repositioning of the fund can be accomplished with a minimum of tax consequences and quite low transaction costs. As of this writing, we have completed about 80% of our repositioning.

         When it is finished, the fund will be invested in companies with market capitalizations between $1 billion and $10 billion, with an average market cap of $3 billion to $5 billion. This will be higher than in the past, when the average market cap of our holdings was closer to $1 billion. Our holdings will have a low average price/earnings ratio, probably between 15 and 20 times earnings. The fund's dividend yield, before expenses, will be higher than the market average; in the present environment, we are targeting a yield above 2%. Eventually, we would expect to have approximately three dozen holdings of roughly equal size, except for those positions that are being purchased or sold. During this transition period, the luxury of strong cash flow allows us to hold several depressed issues until the expected rebound, so the number of holdings will go up for a time.

         We believe that our focus on building a well-diversified portfolio of cheap stocks will reward the patient investor.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

May 12, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

PERFORMANCE SUMMARY
SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-April 30, 1999
-------------------------------------------------------------------
                        SELECTED VALUE FUND                 RUSSELL
                                                            INDEX*
FISCAL          CAPITAL        INCOME        TOTAL          TOTAL
YEAR            RETURN         RETURN       RETURN          RETURN
-------------------------------------------------------------------
1996              0.7%          0.0%          0.7%           8.3%
1997             30.2           0.7          30.9           28.8
1998            -18.1           0.3         -17.8            4.5
1999**            6.3           0.8           7.1           18.5
-------------------------------------------------------------------

*Russell Midcap Index.
**Six months ended April 30, 1999.

See Financial Highlights table on page 14 for dividend and capital gains information since the fund's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                             INCEPTION                     --------------------------------
                                               DATE            1 YEAR      CAPITAL     INCOME        TOTAL
-----------------------------------------------------------------------------------------------------------
Selected Value Fund                          2/15/1996        -27.35%       0.79%       0.56%        1.35%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------
                               SELECTED     RUSSELL
                                  VALUE      MIDCAP
----------------------------------------------------
Number of Stocks                     36         758
Median Market Cap                $ 2.2B      $ 5.9B
Price/Earnings Ratio              18.3x       22.3x
Price/Book Ratio                   1.8x        3.2x
Yield                              1.4%        1.5%
Return on Equity                  13.3%       16.8%
Earnings Growth Rate               6.3%       13.8%
Foreign Holdings                   1.9%        0.0%
Turnover Rate                     107%*          --
Expense Ratio                    0.63%*          --
Cash Reserves                      5.1%          --

*Annualized.


INVESTMENT FOCUS
---------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------
                              SELECTED         S&P
                                 VALUE         500
----------------------------------------------------
R-Squared                         0.61        1.00
Beta                              1.01        1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------
Coventry Health Care Inc.                      3.6%
Millennium Chemicals, Inc.                     3.5
MGIC Investment Corp.                          3.5
XL Capital Ltd. Class A                        3.4
Eastman Chemical Co.                           3.3
Toys R Us, Inc.                                3.1
Brunswick Corp.                                3.1
Thomas & Betts Corp.                           3.1
Kerr-McGee Corp.                               3.1
UST, Inc.                                      3.0
----------------------------------------------------
Top Ten                                       32.7%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------
                                        APRIL 30, 1998               APRIL 30, 1999
                                       -------------------------------------------------------
                                        SELECTED VALUE     SELECTED VALUE      RUSSELL MIDCAP
                                       -------------------------------------------------------
Auto & Transportation                        16.5%               8.3%                4.2%
Consumer Discretionary                        9.6               14.1                18.5
Consumer Staples                              7.7                5.9                 3.8
Financial Services                            3.2               17.6                21.8
Health Care                                  14.9                7.9                 5.9
Integrated Oils                               0.0                3.2                 1.9
Other Energy                                  3.9                2.8                 3.2
Materials & Processing                       22.6               16.9                 9.7
Producer Durables                            17.3               19.2                 5.2
Technology                                    4.3                0.0                11.0
Utilities                                     0.0                0.9                13.2
Other                                         0.0                3.2                 1.6
----------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SELECTED VALUE FUND                                        SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.8%)
   Dana Corp.                                              95,000     $  4,477
   J.B. Hunt Transport Services, Inc.                     192,500        4,006
-  Kirby Corp.                                            183,100        3,479
                                                                      ----------
                                                                        11,962
                                                                      ----------
CONSUMER DISCRETIONARY (13.4%)
-  Toys R Us, Inc.                                        220,000        4,785
   Snap-On Inc.                                           140,000        4,559
   Wendy's International, Inc.                            165,000        4,465
-  Kmart Corp.                                            257,500        3,830
   Danka Business Systems PLC                             606,000        2,803
                                                                      ----------
                                                                        20,442
                                                                      ----------
CONSUMER STAPLES (5.6%)
   UST, Inc.                                              165,000        4,599
-  Canandaigua Brands, Inc.
    Class A                                                77,800        4,007
                                                                      ----------
                                                                         8,606
                                                                      ----------
FINANCIAL SERVICES (16.7%)
   MGIC Investment Corp.                                  109,400        5,313
   XL Capital Ltd. Class A                                 85,000        5,159
   Crescent Real Estate, Inc. REIT                        201,000        4,497
   ProLogis Trust REIT                                    185,000        3,885
   Annuity and Life Re
    (Holdings), Ltd.                                      175,100        3,458
   Pacific Century Financial Corp.                        146,500        3,186
                                                                      ----------
                                                                        25,498
                                                                      ----------
HEALTH CARE (7.5%)
-  Coventry Health Care Inc.                              592,100        5,440
-  Magellan Health Services, Inc.                         565,100        3,073
-  Syncor International Corp.                             100,800        2,873
                                                                      ----------
                                                                        11,386
                                                                      ----------
INTEGRATED OILS (3.1%)
   Kerr-McGee Corp.                                       110,000     $  4,661
                                                                      ----------

OTHER ENERGY (2.7%)
   Vastar Resources, Inc.                                  74,900        4,110
                                                                      ----------

MATERIALS & PROCESSING (16.0%)
   Millennium Chemicals, Inc.                             200,000        5,400
   Eastman Chemical Co.                                    90,000        5,012
   Armstrong World Industries Inc.                         75,000        4,106
   H.B. Fuller Co.                                         50,800        3,461
   MacMillan Bloedel Ltd.                                 260,069        3,413
   RPM Inc. (Ohio)                                        215,950        3,037
                                                                      ----------
                                                                        24,429
                                                                      ----------
PRODUCER DURABLES (18.2%)

   Thomas & Betts Corp.                                   111,154        4,669
   Pall Corp.                                             240,400        4,432
-  American Power
    Conversion Corp.                                      130,000        4,290
   Diebold, Inc.                                          172,300        4,146
-  Silicon Valley Group, Inc.                             300,000        3,975
   Raychem Corp.                                          135,700        3,588
   Harnischfeger Industries Inc.                          280,000        2,730
                                                                      ----------
                                                                        27,830
                                                                      ----------
UTILITIES (0.8%)
   COMSAT Corp.                                            39,100        1,271
                                                                      ----------

OTHER (3.1%)
   Brunswick Corp.                                        195,000        4,680
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $145,148)                                                     144,875
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             FACE       MARKET
                                                           AMOUNT       VALUE*
                                                            (000)        (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (10.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.89%, 5/3/1999
   (Cost $16,028)                                         $16,028    $  16,028
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.4%)
   (COST $161,176)                                                     160,903
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     1,814
Payables for Investment
   Securities Purchased                                                 (9,696)
Other Liabilities                                                         (418)
                                                                      ----------
                                                                        (8,300)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 14,526,409 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                          $152,603
================================================================================

NET ASSET VALUE PER SHARE                                               $10.51
================================================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income-Producing Security.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                           AMOUNT          PER
                                                            (000)        SHARE
--------------------------------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                                         $163,383       $11.25
 Undistributed Net
   Investment Income                                          222          .02
 Accumulated Net Realized Losses                          (10,729)        (.74)
 Unrealized Depreciation--Note E                             (273)        (.02)
--------------------------------------------------------------------------------
 NET ASSETS                                              $152,603       $10.51
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------------
                                                                                SELECTED VALUE FUND
                                                                    SIX MONTHS ENDED APRIL 30, 1999
                                                                                              (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME

Dividends                                                                                  $    830
   Interest                                                                                     103
   Security Lending                                                                               7
                                                                                          -----------
      Total Income                                                                              940
                                                                                          -----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                                 271
      Performance Adjustment                                                                   (140)
   The Vanguard Group--Note C
      Management and Administrative                                                             281
      Marketing and Distribution                                                                 18
   Custodian Fees                                                                                 5
   Auditing Fees                                                                                  4
   Shareholders' Reports                                                                         13
                                                                                          -----------
      Total Expenses                                                                            452
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           488
-----------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                                             (10,663)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                    19,678
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $  9,503
=====================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------
                                                                                  SELECTED VALUE FUND
                                                                           ---------------------------------
                                                                              SIX MONTHS              YEAR
                                                                                   ENDED             ENDED
                                                                           APR. 30, 1999     OCT. 31, 1998
                                                                                   (000)             (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                        $    488          $  1,090
   Realized Net Gain (Loss)                                                      (10,663)            4,745
   Change in Unrealized Appreciation (Depreciation)                               19,678           (41,276)
                                                                             -------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations              9,503           (35,441)
                                                                             -------------------------------
DISTRIBUTIONS
   Net Investment Income                                                          (1,158)             (741)
   Realized Capital Gain                                                          (4,778)           (6,818)
                                                                             -------------------------------
      Total Distributions                                                         (5,936)           (7,559)
                                                                             -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                         40,680            73,513
   Issued in Lieu of Cash Distributions                                            5,686             7,233
   Redeemed                                                                      (49,114)          (75,874)
                                                                             -------------------------------
      Net Increase (Decrease) from Capital Share Transactions                     (2,748)            4,872
------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                         819           (38,128)
------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                           151,784           189,912
                                                                             -------------------------------
   End of Period                                                                $152,603          $151,784
============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                          4,011             6,056
   Issued in Lieu of Cash Distributions                                              594               610
   Redeemed                                                                       (4,922)           (6,449)
                                                                             -------------------------------
      Net Increase (Decrease) in Shares Outstanding                                 (317)              217
============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SELECTED VALUE FUND
                                                                                          YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                                         SIX MONTHS ENDED        -------------------------     FEB. 15* TO
THROUGHOUT EACH PERIOD                                             APR. 30, 1999             1998            1997   OCT. 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.23         $  12.98          $10.07          $10.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                    .04              .07             .06             .04
    Net Realized and Unrealized Gain (Loss) on Investments                   .65            (2.31)           3.02             .03
                                                                    --------------------------------------------------------------
        Total from Investment Operations                                     .69            (2.24)           3.08             .07
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                    (.08)            (.05)           (.06)             --
    Distributions from Realized Capital Gains                               (.33)            (.46)           (.11)             --
                                                                    --------------------------------------------------------------
        Total Distributions                                                 (.41)            (.51)           (.17)             --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $10.51         $  10.23          $12.98          $10.07
==================================================================================================================================

TOTAL RETURN                                                               7.13%          -17.80%          30.92%           0.70%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                  $  153         $    152          $  190          $   93
    Ratio of Total Expenses to Average Net Assets                        0.63%**            0.65%           0.74%         0.75%**
    Ratio of Net Investment Income to Average Net Assets                 0.68%**            0.58%           0.60%         0.75%**
    Portfolio Turnover Rate                                               107%**              47%             32%             25%
==================================================================================================================================

  *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Index. For the six months ended April 30, 1999, the advisory fee represented an effective annual basic rate of 0.38% of the fund's average net assets before a decrease of $140,000 (0.20%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 1999, the fund purchased $74,139,000 of investment securities and sold $87,836,000 of investment securities, other than temporary cash investments.

E. At April 30, 1999, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $273,000, consisting of unrealized gains of $17,933,000 on securities that had risen in value since their purchase and $18,206,000 in unrealized losses on securities that had fallen in value since their purchase.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                              Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.


Q9342-06/17/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.